UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2018

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), held its 2018 Annual Meeting of Stockholders on May 8, 2018. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.    The election of nine nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	An advisory vote on executive compensation;

4.
An amendment to the Amended and Restated Par Pacific Holdings, Inc. 2012 Long-Term Incentive Plan that provides for an increase in the maximum number of shares of our common stock reserved and available for issuance by 2,000,000 shares (the “Updated LTIP”); and

5.	The approval of the 2018 Par Pacific Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”).

The results of such votes were as follows:

1.    The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Melvyn N. Klein	39,658,227	819,488	2,564,335
Robert S. Silberman	33,708,618	6,769,097	2,564,335
Curtis V. Anastasio	39,957,911	519,804	2,564,335
Timothy Clossey	39,053,363	1,424,352	2,564,335
L. Melvin Cooper	35,205,150	5,272,565	2,564,335
Walter A. Dods, Jr.	39,957,343	520,372	2,564,335
Joseph Israel	38,419,742	2,057,973	2,564,335
William Monteleone	34,909,927	5,567,788	2,564,335
William C. Pate	39,857,733	619,982	2,564,335

2.    The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
42,917,002	102,929	22,119	0

3.    The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Company’s 2018 Proxy Statement:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
40,148,760	317,376	11,579	2,564,335

4.    The following votes were cast to approve the Updated LTIP:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
39,965,127	499,906	12,682	2,564,335

5.    The following votes were cast to approve the ESPP:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
40,391,625	75,110	10,980	2,564,335

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: May 14, 2018	/s/ James Matthew Vaughn
James Matthew Vaughn Senior Vice President and General Counsel

3